Exhibit 10.2

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment, dated as of January 3, 2003 (this “Amendment”), is by and among Footstar, Inc. (the “Lead Borrower”) and Footstar Corporation (collectively, with the Lead Borrower, the “Borrowers”), the financial institutions named as parties hereto as lenders (the “Lenders”), Fleet National Bank, as swingline lender and as administrative agent (in such capacity, the “Administrative Agent”), Fleet Retail Finance Inc., as collateral agent (in such capacity, the “Collateral Agent”), Congress Financial Corporation and Wells Fargo Retail Finance, LLC, as syndication agents (in such capacity, the “Syndication Agents”) and JPMorgan Chase Bank, as documentation agent (in such capacity, the “Documentation Agent”).

WHEREAS, the Borrowers have requested a further extension of time by which they will be required to deliver to the Administrative Agent and the Lenders their quarterly financial statements and Compliance Certificate pursuant to Section 6.1(b) and (c) of the Credit Agreement for the fiscal quarter ending September 28, 2002.

NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent agree as follows:

1. Extension under Credit Agreement. The Administrative Agent and each of the Lenders hereby agree that the time by which the Borrowers shall be required to deliver their quarterly financial statements under Section 6.1(b) and their quarterly Compliance Certificate under Section 6.1(c) of the Credit Agreement, in each case for the fiscal quarter ended September 28, 2002, is hereby extended to the earlier of: (i) the date by which the Lead Borrower files with the Securities and Exchange Commission its Form 10Q report for the fiscal quarter ended September 28, 2002, or (ii) March 29, 2003.

2. Conditions to Effectiveness. The extension contemplated by this Amendment shall become effective upon the satisfaction of the following conditions:

(a) the Administrative Agent shall have received counterparts hereof executed by each of the Required Lenders, the Administrative Agent and the Borrowers;

(b) all representations and warranties contained in this Amendment shall be true and correct in all material respects;

(c) no event shall have occurred and be continuing which constitutes an Event of Default or a Default; and

(d) the Borrowers shall have paid a fee equal to 0.07% on the Commitment amount of each Lender who returns its executed signature page to the attention of Susan E. Siebert, Esq., Edwards & Angell, LLP, 101 Federal Street, Boston, MA 02110, fax: (617) 439-4170, e-mail: ssiebert@ealaw.com, by 5:00 p.m. (EST) on Friday, January 3, 2003.

3. Reference to and Effect on the Loan Documents. On and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified by this Amendment, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified by this Amendment. The Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

4. Miscellaneous.

(a) Representations and Warranties. Each of the Borrowers represents and warrants that:

(i) it is duly organized, validly existing corporation in good standing under the laws of the jurisdiction of its organization and has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment;

(ii) no consent of any other person, including, without limitation, shareholders, creditors or Subsidiaries of either of the Borrowers, and no action of, or filing with, any governmental or public body or authority, is required to authorize, or is otherwise required in connection with the execution, delivery and performance of, this Amendment;

(iii) this Amendment has been duly executed and delivered by a duly authorized officer on behalf of each of the Borrowers, and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable (A) bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (B) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

(iv) the execution, delivery and performance of this Amendment will not violate any law, statute or regulation applicable to either of the Borrowers or any order or decree of any court or governmental instrumentality applicable to it, or conflict with, or result in the breach of, or constitute a default under, any of its contractual obligations.

(b) No Waiver. Nothing herein contained shall constitute a waiver or be deemed to be a waiver, of any existing Default or Event of Default, and the Lenders and the Administrative Agent are entering into this Amendment without prejudice and hereby reserve all rights and remedies granted to them by the Credit Agreement, by the other Loan Documents, by law and otherwise.

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(c) Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

(d) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

[Signature pages to follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers, as of the date first above written.

FOOTSTAR, INC., as a Borrower

By:	/s/ Kathy Guinnessey
	Name:	Kathy Guinnessey
	Title:	Vice President & Treasurer

FOOTSTAR CORPORATION, as a Borrower

By:	/s/ Kathy Guinnessey
	Name:	Kathy Guinnessey
	Title:	Vice President & Treasurer

Signature Page to Amendment No. 1 to Credit Agreement

FLEET NATIONAL BANK, as Administrative
Agent and as Lender

By:	/s/ SUZANNE CHOMICZEWSKI
	Name:	SUZANNE CHOMICZEWSKI
	Title:	V.P.

FLEET RETAIL FINANCE INC. as Collateral
Agent

By:	/s/ Elizabeth A. Ratto
	Name:	Elizabeth A. Ratto
	Title:	Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

BACK BAY CAPITAL FUNDING LLC

By:	/s/ Kristan M. O’Connor
	Name:	Kristan M. O’Connor
	Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

CONGRESS FINANCIAL CORPORATION

By:	/s/ THOMAS GRABOSKY
	Name:	THOMAS GRABOSKY
	Title:	VICE PRESIDENT

Signature Page to Amendment No. 1 to Credit Agreement

WELLS FARGO RETAIL FINANCE, LLC

By:	/s/ EUNNIE KIM
	Name:	EUNNIE KIM
	Title:	ASST. VICE PRESIDENT

Signature Page to Amendment No. 1 to Credit Agreement

JPMORGAN CHASE BANK

By:	/s/ CHRISTINE M. FERRISE
	Name:	CHRISTINE M. FERRISE
	Title:	VICE PRESIDENT

Signature Page to Amendment No. 1 to Credit Agreement

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ Authorized Signatory
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

UPS CAPITAL CORPORATION

By:	/s/ Charles Johnson
	Name:	Charles Johnson
	Title:	Managing Director, DFD

Signature Page to Amendment No. 1 to Credit Agreement

AMSOUTH BANK

By:	/s/ Kathleen F. D’Angelo
	Name:	Kathleen F. D’Angelo
	Title:	Attorney-In-Fact

Signature Page to Amendment No. 1 to Credit Agreement

NATIONAL CITY BANK

By:	/s/ Thomas J. McDonnell
	Name:	Thomas J. McDonnell
	Title:	Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement

ORIX FINANCIAL SERVICES, INC.

By:	/s/ Andrew Kosowsky
	Name:	Andrew Kosowsky
	Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

SIEMENS FINANCIAL SERVICES, INC.

By:	/s/ Frank Amodio
	Name:	Frank Amodio
	Title:	Vice President - Credit

Signature Page to Amendment No. 1 to Credit Agreement

ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

Each of the undersigned Guarantors does hereby acknowledge and consent to the execution, delivery and performance of the within foregoing Amendment, confirms the continuing effect of such Guarantor’s guarantee of the Obligations after giving effect to the foregoing Amendment, and agrees to the provisions of the within and foregoing Amendment.

Accepted and agreed to as of January 3, 2003 by the Facility Guarantors:

FOOTSTAR CENTER, INC.
FOOTACTION CENTER, INC.
ATHLETIC CENTER, INC.
FA HC, INC.
FEET HC, INC.
FWS I, INC.
FWS II, INC.
STELLAR WHOLESALING, INC.
FEET CENTER, INC.
MELDISCO H.C., INC.
APACHE-MINNESOTA THOM MCAN, INC.
MILES SHOES MELDISCO LAKEWOOD, COLORADO, INC.
MALL OF AMERICA FAN CLUB, INC.
NEVADA FEET, INC.
FEET OF COLORADO, INC.
LFD I, INC.
LFD II, INC.
LFD OPERATING, INC.
FOOTSTAR HQ, LLC
SHOE ZONE CENTER, INC.
LFD TODAY, INC.
ATHLETIC ATTIC OF TEXAS, INC. and each of their Subsidiaries, including all other Facility Guarantors

By:	/s/ Authorized Signatory
Duly Authorized Signatory as to all